UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

EXCELSIOR Private Markets FUND III (TI), LLC

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: _______________
(2)	Aggregate number of securities to which transaction applies: _______________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: ______________________
(5)	Total fee paid: ____________________________________________________

[ ]	Fee previously paid with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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(4)	Date filed: ______________________________________________________

EXCELSIOR Private Markets FUND III (TI), LLC
EXCELSIOR Private Markets FUND III (TE), LLC
(each, a “Feeder Fund”)
And
EXCELSIOR Private Markets FUND III (MASTER), LLC
(the “Master Fund,” and together with the Feeder Funds, the “Funds”)

One Bryant Park

New York, NY 10036

July [__], 2015

Dear Member:

I am writing to inform you of a Joint Special Meeting (the “Meeting”) of Members of the Funds (“Members”) that will be held on August 6, 2015 at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110, at [11:00 a.m.] (Eastern Time). The formal notice of the Meeting and related materials are enclosed. At the Meeting, Members of the Feeder Funds will vote on (i) a proposal to approve a new investment advisory agreement between the Master Fund and Neuberger Berman Management LLC (“NBM”), pursuant to which NBM would replace Merrill Lynch Alternative Investments LLC (“MLAI”) as the investment adviser of the Master Fund (the “New Advisory Agreement”), and (ii) a proposal to approve an investment sub-advisory agreement between NBM and NB Alternatives Advisers LLC (“NBAA,” and together with NBM, “Neuberger Berman”), pursuant to which NBAA would serve as investment sub-adviser of the Master Fund (the “New Sub-Advisory Agreement”), and (iii) a proposal to elect two nominees proposed by the Board of Managers of each Fund (collectively, the “Board”) to serve as Managers of each Fund.

On June 22, 2015, MLAI entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Neuberger Berman. Neuberger Berman is a global alternative asset manager with $251 billion in total funds under management as of March 31, 2015. Under the Purchase Agreement, MLAI agreed to sell to Neuberger Berman certain assets relating to the management and operation of various registered and unregistered investment companies operating principally as private equity funds of funds (“Funds of Funds”) currently managed by MLAI, including assets relating to the management and operations of the Funds, subject to the satisfaction of certain conditions (the “Transaction”). MLAI’s decision to sell these assets was based on its determination that serving as the investment adviser of these Funds of Funds is no longer consistent with MLAI’s primary business focus. NBM was selected by MLAI as the purchaser of MLAI’s Fund of Funds management business based on NBM’s interest in purchasing that business and following a due diligence process that assessed the investment expertise of Neuberger Berman, the quality of Neuberger Berman’s personnel and investment process and its ability to service investors.

In December 2014, MLAI advised the Board of its decision to sell its Fund of Funds business. After consideration of potential buyers, MLAI advised the Board that it believes that it would be in the best interests of each Fund and its Members for NBM to assume the role of investment adviser of the Master Fund. This proposal was thereafter carefully considered by the Board, and at a meeting of the Board held on June 15, 2015, the Board approved (i) the New Advisory Agreement for the Master Fund with NBM pursuant to which NBM would serve as the Master Fund’s investment adviser and (ii) the New Sub-Advisory Agreement between NBM and NBAA pursuant to which NBAA would serve as the Master Fund’s investment sub-adviser. MLAI and NBM also proposed that the Board approve new management agreements between each of the Feeder Funds and NBM (the “New Management Agreement”) in order to enable NBM to assume responsibility for providing non-investment advisory management-related services that are currently provided to the Feeder Funds by MLAI and are necessary for the operations of the Feeder Funds.

After giving consideration to all relevant factors and based, in part, on its review of the nature, scope and quality of services that are expected to be provided by Neuberger Berman, the Board determined to approve various matters necessary for NBM to succeed MLAI as investment adviser of the Master Fund, for NBAA to serve as sub-adviser to the Master Fund and for NBM to provide management-related services to the Feeder Funds. Among other things, the Board approved the New Advisory Agreement, the New Sub-Advisory Agreement and the New Management Agreements to enable NBM to serve as investment adviser of the Master Fund and NBAA to serve as the sub-adviser to the Master Fund and to assume responsibility for providing all of the services that are now provided to the Funds by MLAI. Each of the New Advisory Agreement and the New Sub-Advisory Agreement will become effective only if they are approved by the vote of a “majority of the outstanding voting securities” of the Master Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), all of which are held by the Feeder Funds.1 In this regard, the Feeder Funds will cause their respective interests in the Master Fund to be voted on the proposal to approve the New Advisory Agreement in the same proportion for and against that proposal as Members of the Feeder Funds vote their interests. The terms of the New Advisory Agreement are materially the same as those of the Master Fund’s current investment advisory agreement with MLAI (the “Current Advisory Agreement”), except for the fact that NBM (rather than MLAI) will serve as the Master Fund’s investment adviser and be authorized, to the extent permitted by the Board and the 1940 Act, to engage an affiliate as sub-adviser. The Master Fund does not currently have a sub-adviser. The New Sub-Advisory Agreement provides for NBAA to serve as sub-adviser to the Master Fund, subject to the supervision of the Board and NBM. There will be no change in the fees payable by any of the Funds under the New Advisory Agreement or the New Management Agreements, nor any expected increase in the expenses of any Fund as a result of the New Advisory Agreement or the New Management Agreement. The New Sub-Advisory Agreement provides for fees to be payable by NBM to NBAA, but not additional fees to be payable by the Funds. In addition, Neuberger Berman has advised the Board that it does not expect to propose any change to the investment objective or investment policies of the Funds or otherwise to implement any material changes in the Funds’ investment program.

If the New Advisory Agreement and the New Sub-Advisory Agreement are approved at the Meeting (or any adjournment or postponement thereof), they will become effective upon consummation of the Transaction. The New Management Agreements are not subject to

1 In the case of the Excelsior Private Markets Fund III (TE), LLC, all of the voting shares of the Master Fund are held indirectly through the Excelsior Private Markets Fund III (Offshore), LDC, in which Excelsior Private Markets Fund III (TE), LLC invests.

approval by Members and will become effective upon the approval of the New Advisory Agreement by Members of the Master Fund. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, the Transaction will not be completed, and MLAI will continue to serve as the Master Fund’s investment adviser in accordance with the Current Advisory Agreement and the current management agreements will continue in effect with respect to the Feeder Funds. In such event, MLAI and the Board will consider other options with respect to the management of the Funds.

The enclosed Proxy Statement, which you should read carefully, provides more detailed information about the proposals that will be acted upon at the Meeting and solicits your proxy to be voted at the Meeting.

The Board unanimously recommends that you vote “For” approval of the New Advisory Agreement, “For” approval of the New Sub-Advisory Agreement and “For” the election of the two nominees proposed by the Board to serve as Managers of each Fund. Approval of the New Sub-Advisory Agreement is contingent upon Member approval of the New Advisory Agreement. Approval of the two Board nominees is not contingent upon the approval of the New Advisory Agreement or the New Sub-Advisory Agreement.

You may vote at the Meeting if you were a Member of record of a Fund as of the close of business on June 29, 2015. Whether or not you plan to attend the Meeting, you can vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.) You may also vote in person at the Meeting. Please call (866) 637-2587 for directions if you are planning to attend the Meeting. If you vote by Internet or by telephone, you do not need to mail your proxy card. If after voting you want to change your vote, you may do so by submitting a new proxy card, by submitting a new vote by touch-tone telephone or the Internet, or by revoking your proxy and voting in person at the Meeting.

Please call us at (866) 637-2587 if you have any questions regarding voting procedures.

It is important that your vote be represented. Please mark, sign and date the enclosed proxy card and return it in the envelope provided by mail or vote using the Internet or touch-tone telephone.

Thank you for your confidence and support.

Very truly yours,
/s/ Marina Belaya
Name:	Marina Belaya
Title:	Secretary

EXCELSIOR Private Markets FUND III (TI), LLC
EXCELSIOR Private Markets FUND III (TE), LLC
(each, a “Feeder Fund”)
And
EXCELSIOR Private Markets FUND III (MASTER), LLC
(the “Master Fund,” and together with the Feeder Funds, the “Funds”)

One Bryant Park

New York, NY 10036

NOTICE OF JOINT SPECIAL MEETING OF MEMBERS

To be Held on August 6, 2015

To Members:

A Joint Special Meeting of Members of the Funds (“Members”) will be held on August 6, 2015 at [11:00 a.m.] (Eastern Time) at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110 (the “Meeting”).

The Meeting has been called to (i) approve a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Master Fund and Neuberger Berman Management LLC (“NBM”) pursuant to which NBM would serve as the Master Fund’s investment adviser, (ii) approve a new investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between NBM and NB Alternatives Advisers LLC (“NBAA”) pursuant to which NBAA would serve as the Master Fund’s investment sub-adviser and (iii) elect two nominees proposed by the Board of Managers of each Fund (collectively, the “Board”) to serve as Managers of each Fund. These proposals are discussed in greater detail in the accompanying Proxy Statement.

You may vote at the Meeting if you were a Member of record of a Fund as of the close of business on June 29, 2015. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting in person, please obtain directions by calling (866) 637-2587. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted “For” approval of the New Advisory Agreement, “For” approval of the New Sub-Advisory Agreement, “For” the election of the two nominees proposed by the Board to serve as Managers of each Fund and, in the discretion of the persons named as proxies, in connection with any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

Each Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to Members upon request. To request copies of these reports, please call (866) 637-2587 or write to Merrill Lynch Alternative Investments LLC, 250 Vesey Street, New York, NY 10080. You may also view or obtain these reports from the Securities and Exchange Commission (the

“SEC”): (i) in person: at the SEC’s Public Reference Room in Washington, D.C.; (ii) by phone: 1-800-SEC-0330; (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by e-mail: publicinfo@sec.gov; or (v) by Internet: www.sec.gov.

If you have any questions, please call the Funds at (866) 637-2587.

By Order of the
Board of Managers

Each Member’s vote is important. The Meeting may be adjourned without conducting any business if a quorum is not present. In the event that a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the New Advisory Agreement, approve the New Sub-Advisory Agreement or elect each of the two nominees to serve as Managers of each Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Your vote could be critical to enable the Funds to hold the Meeting as scheduled, so please vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Please see your proxy card for additional instructions on how to vote.

EXCELSIOR Private Markets FUND III (TI), LLC
EXCELSIOR Private Markets FUND III (TE), LLC
(each, a “Feeder Fund”)
And
EXCELSIOR Private Markets FUND III (Master), LLC
(the “Master Fund,” and together with the Feeder Funds, the “Funds”)

One Bryant Park

New York, NY 10036

JOINT SPECIAL MEETING OF MEMBERS

To Be Held on August 6, 2015

PROXY STATEMENT

This Proxy Statement is being furnished to members of the Funds (“Members”) by the Boards of Managers of each Fund (collectively, the “Board”). The Board is requesting your proxy for use at a Joint Special Meeting of Members (the “Meeting”) to be held at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110, on August 6, 2015 at [11:00 a.m.] (Eastern Time). Your proxy may also be voted at any adjournment or postponement of the Meeting.

At the Meeting, Members will vote on (i) a proposal (the “New Advisory Agreement Proposal”) to approve a new investment advisory agreement for the Master Fund (the “New Advisory Agreement”) with Neuberger Berman Management LLC (“NBM”) pursuant to which NBM would serve as the Master Fund’s investment adviser, (ii) a proposal (the “New Sub-Advisory Agreement Proposal”) to approve a new investment sub-advisory agreement between NBM and NB Alternatives Advisers LLC (“NBAA” and together with NBM, “Neuberger Berman”), pursuant to which NBAA would serve as the Master Fund’s investment sub-adviser and (iii) a proposal (the “Board Nominee Proposal,” and together with the New Advisory Agreement Proposal and the New Sub-Advisory Agreement Proposal, the “Proposals”) to elect two nominees proposed by the Board to serve as Managers of each Fund. Implementation of the New Sub-Advisory Agreement Proposal is contingent upon the approval of the New Advisory Agreement Proposal.

This Proxy Statement is first being mailed to Members on or about July [___], 2015. In addition to soliciting proxies by mail, officers of Merrill Lynch Alternative Investments LLC (“MLAI”), the Master Fund’s current investment adviser, and personnel of MLAI’s affiliates may solicit proxies by telephone or in person, without special compensation. MLAI has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party solicitor, to solicit proxies from Members. Broadridge may solicit proxies in person, by Internet or by telephone. The fees and expenses of the proxy solicitor (which are expected to be approximately $[5,000]), as well as all other costs associated with the solicitation and preparation of the Proxy Statement and with the Meeting, are being paid by both NBM and MLAI.

All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment or postponement thereof in accordance with the instructions marked thereon or otherwise as provided therein. If no instructions are marked, proxies will be voted

“For” the New Advisory Agreement Proposal, “For” the New Sub-Advisory Agreement Proposal and “For” the Board Nominee Proposal, and will be voted in accordance with the judgment of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement thereof. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the applicable Fund at any time before they are voted. Proxies given by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies submitted by mail may be revoked. In addition, you may revoke your proxy by voting in person at the Meeting. See “Voting Information – Revocation of Proxies and Abstentions.”

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal or the Board Nominee Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See “Voting Information – Adjournments.”

The close of business on June 29, 2015 has been fixed as the record date (the “Record Date”) for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment thereof.

Members are entitled to one vote with respect to each unit of limited liability company interests (“Units”) of a Fund held by the Member as of the Record Date (and a proportionate fractional vote in the case of fractional Units). As of the close of business on the Record Date, each Fund had outstanding Units as follows:

Excelsior Private Markets Fund III (TI), LLC (“TI Fund”)	7,516.62
Excelsior Private Markets Fund III (TE) , LLC (“TE Fund”)	5,734.11
Excelsior Private Markets Fund III (Master), LLC (“Master Fund”)	10,320.77

Copies of each Fund’s most recent annual report and semi-annual report are available upon request, without charge, by calling (866) 637-2587 or by writing to MLAI, One Bryant Park, New York, NY 10036. You may also view or obtain these reports from the Securities and Exchange Commission (the “SEC”): (i) in person: at the SEC’s Public Reference Room in Washington, D.C.; (ii) by phone: 1-800-SEC-0330; (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by e-mail: publicinfo@sec.gov; or (v) by Internet: www.sec.gov.

Information regarding persons known to own five percent or more of outstanding Units and information regarding the ownership of Units by persons serving on the Board (“Managers”) is contained in Exhibit 1 to this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for Joint Special Meeting
of Members To Be Held on August 6, 2015

The following materials and information relating to this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Joint Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of each Fund’s Annual Report to Members for the fiscal year ended March 31, 2015.

Table of Contents

I.	Proposal 1: Approval of a New Investment Advisory Agreement.

After a review of the nature and goals of its business, MLAI recently determined to limit the focus of its alternative investments business of providing advice, guidance and distribution services relating to Funds of Funds, and to cease providing investment advice to or managing the Funds of Funds. Following that determination, MLAI sought to identify a buyer for its assets relating to the management and operation of the Funds of Funds. Neuberger Berman was selected by MLAI as the purchaser of MLAI’s Funds of Funds management business based on Neuberger Berman’s interest in purchasing that business and following a due diligence process that assessed the investment expertise of NBM, the quality of NBM’s personnel and investment process and its ability to service investors. Thereafter, on June 22, 2015, MLAI entered into an Asset Purchase Agreement with Neuberger Berman, pursuant to which MLAI agreed to sell to Neuberger Berman certain assets relating to the management and operation of various Funds of Funds, including the Fund, subject to the satisfaction of certain conditions (the “Transaction”).

In December 2014, MLAI advised the Board of its decision to sell its Funds of Funds business. MLAI initiated a search process to identify qualified candidates to serve as successor to MLAI to operate the Funds of Funds business. The Board subsequently met on March 26, 2015 to hear presentations from the multiple identified potential buyers. After consideration of these potential buyers, MLAI determined, and recommended to the Board that, it would be in the best interests of each Fund and its Members for NBM to assume the role of investment adviser to the Master Fund. To enable the Funds to continue receiving the full suite of advisory and non-investment advisory management-related services currently provided by MLAI and necessary for the operations of the Funds, MLAI also recommended to the Board approval of (i) the New Sub-Advisory Agreement between NBM and NBAA (as described in the New Sub-Advisory Agreement Proposal) and (ii) the New Management Agreements between the Feeder Funds and NBM. On May 13, 2015, the Board held a telephonic meeting with MLAI and NBM to discuss these proposed arrangements. MLAI and Neuberger Berman have agreed to take various actions to facilitate the Transaction and to obtain necessary approvals of the Board and Members.

The New Advisory Agreement was thereafter carefully considered by the Board, and at a meeting of the Board held on June 15, 2015, the Board approved the New Advisory Agreement pursuant to which NBM would provide the Master Fund with investment advisory services. The Board also considered that, as described in the New Sub-Advisory Agreement Proposal, NBM intends to engage its affiliate, NBAA as sub-adviser, pursuant to the New Sub-Advisory Agreement which provides that NBAA will provide the Master Fund with investment advisory services under the supervision of NBM and the Board. To become effective, the New Advisory Agreement must be approved by Members in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). The terms of the New Advisory Agreement are materially the same as those of the Master Fund’s current investment advisory agreement with MLAI (the “Current Advisory Agreement”), except for the fact that NBM (rather than MLAI) will serve as the Master Fund’s investment adviser and be authorized, to the extent permitted by the Board and the 1940 Act, to engage an affiliate as sub-adviser. A copy of the New Advisory Agreement is contained in Exhibit 2 to this Proxy Statement.

There will be no change in the investment advisory fee payable by the Master Fund, the management fee payable by each Feeder Fund, nor any expected increase in the expenses of each

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Fund as a result of the Transaction. Like MLAI, NBM has agreed to waive its advisory fee and/or management fee to the extent necessary to limit such combined advisory fee and management fee to the amount that would have been payable using the annual rate of 1.5% of investors’ aggregate commitments, measured over the life of the applicable Fund as described in the relevant Fund’s registration statement on Form N-2. In addition, NBM has advised the Board that it does not expect to propose any change to the investment objective or investment policies of the Funds or otherwise to implement any material changes in the Funds’ investment program. NBM expects to propose that the Board appoint new officers for each Fund, effective upon the effectiveness of the New Advisory Agreement. Upon closing, NB Jupiter Associates LLC (“NBJA”), an affiliate of NBM, will become the Special Member of each Fund and, as such, will be entitled to collect an Incentive Carried Interest (as defined below) pursuant to such Fund’s limited liability company agreement and as described in the New Advisory Agreement.

The New Advisory Agreement was considered by the Board at a meeting held on June 15, 2015. At the meeting, the Board reviewed information relating to NBM, including materials relating to NBM’s business, personnel and financial resources, and met with and asked questions of senior personnel of NBM. The Board also reviewed the terms of the New Advisory Agreement.

The Board is currently comprised solely of persons who are not “interested persons,” as defined by the 1940 Act, of the Funds or MLAI (the “Independent Managers”), and in connection with its deliberations regarding matters relating to the New Advisory Agreement and the Transaction, the Independent Managers were represented and assisted by independent legal counsel.

After careful consideration of various matters, and evaluation of all factors deemed relevant, which are described below under “Board Consideration of New Advisory Agreement,” the New Advisory Agreement was unanimously approved by the Board at an in-person meeting held on June 15, 2015. The Board also approved the termination of the Current Advisory Agreement, effective upon the effectiveness of the New Advisory Agreement. If approved by Members, the New Advisory Agreement will become effective upon consummation of the Transaction, which is expected to occur on August 14, 2015 or as soon as practicable thereafter.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Master Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Therefore, the approval of the New Advisory Agreement by Members of the Master Fund is required. Pursuant to the requirements of agreements between the Feeder Funds and the Master Fund (and, in the case of TE Fund, between the Master Fund and Excelsior Private Markets Fund III (Offshore), LDC (the “Offshore Fund”), through which the TE Fund indirectly invests in the Master Fund), each Feeder Fund (and the Offshore Fund) will vote its interest in the Master Fund proportionately for and against approval of the New Advisory Agreement in accordance with the votes cast by Members of the Feeder Funds at the Meeting for

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and against the proposal to approve the New Advisory Agreement.2 If Members do not approve the New Advisory Agreement, MLAI will continue to serve as the Master Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Funds.

If both the New Advisory Agreement and the New Sub-Advisory Agreement are approved by Members, the New Advisory Agreement will become effective and will have an initial term expiring two years from the date of its execution. The New Advisory Agreement may continue in effect from year to year after its initial term, provided that each such continuance is approved by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Master Fund; and that, in either event, such continuance also is approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.

Neuberger Berman Management LLC.

NBM is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“NBG”) and provides investment advisory services to the Neuberger Berman open- and closed-end funds that are registered under the 1940 Act. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.3 Neuberger Berman’s private equity activities are conducted through NBAA, which is also an indirect, wholly-owned subsidiary of NBG and would serve as sub-adviser to the Fund. The offices of NBM and NBG are located at 605 Third Avenue, 41st Floor, New York, NY 10158.

The following chart sets forth the name, address and principal occupation of the senior professionals of NBM:

Name*	Principal Occupation
Robert Conti	President and Chief Executive Officer
Brian Kerrane	Managing Director and Chief Operating Officer
John McGovern	Senior Vice President and Head of Mutual Fund Administration

2 The TE Fund holds all of the voting shares of the Offshore Fund. In accordance with the master/feeder agreement between the Offshore Fund and the TE Fund, the Offshore Fund will vote its interest in the Master Fund for and against approval of the New Advisory Agreement in the same proportion as the vote of Members of the TE Fund.

3 Employee ownership includes employees, recently retired employees and their permitted transferees.

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Chamaine Williams	Senior Vice President and Chief Compliance Officer
Andrew Allard	Senior Vice President and General Counsel

*The address of each individual listed is 605 Third Avenue, 41st Floor, New York, NY 10158.

Description of the New Advisory Agreement and Current Advisory Agreement.

MLAI (or a predecessor or affiliate of MLAI) has served as investment adviser of the Master Fund since commencement of the Master Fund’s operations on October 25, 2013. The Current Advisory Agreement was approved by the Board on April 15, 2013 and a restatement of the Current Advisory Agreement was approved on November 25, 2013 to reflect the transfer of the agreement from Bank of America Capital Advisors LLC (“BACA”), which along with MLAI is an indirect wholly-owned subsidiary of Bank of America Corporation, to MLAI effective December 31, 2013. As the successor of BACA, MLAI assumed all responsibilities for serving as the investment adviser of the Master Fund under the terms of the Current Advisory Agreement. The transfer of the advisory agreement from BACA to MLAI was not deemed to constitute an “assignment” of the Current Advisory Agreement. After its initial term of two years from the date of its execution, the Current Advisory Agreement continues in effect from year to year thereafter; provided that such continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Master Fund, and (ii) by vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval. Such continuance was last approved at a meeting held on June 26, 2015.

The terms of the Current Advisory Agreement and the New Advisory Agreement are described generally below.

Advisory Services. Under the Current Advisory Agreement, MLAI is responsible for managing the investment activities of the Master Fund, subject to the supervision of the Master Fund Board, in a manner consistent with the Master Fund’s investment objective, policies and restrictions, and for determining the investments to be purchased, sold or otherwise disposed of by the Master Fund. The Current Advisory Agreement also requires MLAI to provide various other management, administrative and other services to the Master Fund, including, among others: to supervise the entities retained to provide accounting, custody and other services to the Master Fund; to respond to inquiries of Members regarding their investments and account balances; to assist in the preparation and mailing of subscription materials to prospective investors and of reports and other information to Members; to assist in the preparation of regulatory filings; to monitor compliance with regulatory requirements; to review the accounting records of the Master Fund and to assist in the preparation of and review financial reports of the Master Fund; to review and arrange for the payment of Master Fund expenses; to coordinate and organize meetings of the Board and meetings of Members, and to prepare materials and reports for use at meetings of the Board; and to review subscription documents and to assist in the processing of subscriptions for Units. The sole Members of the Master Fund are the Feeder Funds. The members of the Feeder Funds receive similar management, administrative and other services from MLAI for an additional fee pursuant to the current management agreements (as described below). In addition, pursuant to the terms of the Current Advisory Agreement, MLAI provides the services of persons employed by MLAI to serve as officers of the Master Fund and assists the Master Fund in routine regulatory examinations and in responding to any litigation,

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investigations or regulatory matters. The New Advisory Agreement requires that NBM provide these same services either directly or, if authorized by the Board and the 1940 Act, through an affiliated sub-adviser subject to NBM’s supervision. As described in the New Sub-Advisory Agreement Proposal, if approved by Members, NBM intends to engage its affiliate, NBAA, as sub-adviser to the Master Fund pursuant to the New Sub-Advisory Agreement to provide a subset of these advisory services subject to the supervision of NBM and the Board.

MLAI provides management services to the Feeder Funds pursuant to the current management agreement between each Feeder Fund and MLAI. At its meeting on June 15, 2015, the Board, which consists solely of Independent Managers, unanimously approved the New Management Agreements between each Feeder Fund and NBM, which is substantially the same as the currently effective management agreements except for the replacement of MLAI, the date of its effectiveness and the post-termination survival of certain contractual provisions. In this regard, there will be no change in fees or in the nature or scope of services required to be provided to the Feeder Funds under the New Management Agreements. The New Management Agreements are not subject to approval by Members and will become effective upon the approval of the New Advisory Agreement by Members of the Master Fund. If the New Advisory Agreement is not approved, the current management agreements will continue in effect as MLAI and the Board consider other options with respect to the management of the Funds.

Advisory Fee. In consideration of services provided by MLAI under the Current Advisory Agreement, the Master Fund pays MLAI a fee quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial subscription closing until the fifth anniversary of the final subscription closing (“Final Closing Date”), based on the total capital commitments (the “Underlying Commitments”) entered into by the Master Fund with respect to: (a) investments in portfolio funds and (b) direct private equity investments in portfolio companies; and (ii) beginning on the fifth anniversary of the final closing and thereafter, based on the net asset value (exclusive of assets held in cash and cash equivalents) of the Master Fund as of the last day of the applicable quarter (the “Advisory Fee”). The Final Closing occurred on October 25, 2014, which means that the Advisory Fee will continue to be calculated pursuant to clause (i) above until October 25, 2019. For the fiscal year ended March 31, 2015, the Master Fund incurred Advisory Fees totaling $486,198, of which $208,052 was allocated to the TE Fund and $278,146 was allocated to the TI Fund.

MLAI is also entitled to collect an Incentive Carried Interest (as defined below) from each Feeder Fund after the fourth anniversary of the Final Closing. Under the Current Advisory Agreement, after Members of a Feeder Fund have received distributions equal to 125% of their drawn commitments, all future distributions will be split 95% to Members (including MLAI) of such Feeder Fund pro rata in accordance with their respective drawn commitments and 5% to MLAI (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the Advisory Fee. At March 31, 2015, the accrued and unpaid Incentive Carried Interest for the TE Fund and the TI Fund was $0 and $0, respectively. The same Advisory Fee and Incentive Carried Interest will be payable to NBM and NBJA, respectively under the New Advisory Agreement.

In consideration for the services provided under the current management agreements, each Feeder Fund pays MLAI a management fee quarterly in arrears at the annual rate of 0.50%

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as follows: (i) during the period from the initial subscription closing until the fifth anniversary of the Final Closing, based on the Underlying Commitments attributable to the Feeder Fund (based on such Feeder Fund’s commitments to the Master Fund relative to those of the Feeder Funds invested in the Master Fund) and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Master Fund. The management fee will not exceed 0.50% of total commitments from Members of the Feeder Funds. For the year ended March 31, 2015, the TE Fund and the TI Fund incurred management fees totaling $105,620 and $137,479, respectively.

Liability and Indemnification. The Current Advisory Agreement requires that MLAI use its best efforts in the supervision and management of the investment activities of the Master Fund and in providing services, but provides that, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Current Advisory Agreement, MLAI (and its directors, officers and employees and its affiliates, successors or other legal representatives) shall not be liable to the Master Fund for any error of judgment, for any mistake of law, for any act or omission by MLAI or any of its affiliates or for any loss suffered by the Master Fund. In addition, the Current Advisory Agreement requires that the Master Fund indemnify MLAI and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any such person’s duties with respect to the Master Fund, except those resulting from their willful misconduct, bad faith or gross negligence or their reckless disregard of such duties, and in the case of criminal proceedings, unless they had reasonable cause to believe their actions unlawful. The provisions of the New Advisory Agreement relating to liability and indemnification are the same as those of the Current Advisory Agreement.

Effective Date and Term. The Current Advisory Agreement was approved by the Board on April 15, 2013, had an initial term of two years from the date of its execution, and continues in effect from year to year thereafter; provided that such continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Master Fund (as defined by the 1940 Act and the rules thereunder), and (ii) by vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval. The provisions of the New Advisory Agreement relating to the term of effectiveness of the New Advisory Agreement are the same as those of the Current Advisory Agreement, except that the New Advisory Agreement will become effective upon consummation of the Transaction and will have an initial term expiring two years from the date of its execution.

Termination. The Master Fund has the right, at any time and without payment of any penalty, to terminate the Current Advisory Agreement upon sixty days’ prior written notice to MLAI, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Master Fund (as defined by the 1940 Act and the rules thereunder). MLAI has a similar right to terminate the Current Advisory Agreement upon sixty days’ prior written notice to the Master Fund. In addition, the Current Advisory Agreement provides for its automatic termination in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination is prevented by an exemptive order or rule of the SEC. The New Advisory Agreement has the same termination provisions.

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Board Consideration of New Advisory Agreement.

In determining whether to approve the New Advisory Agreement and to recommend its approval by Members, the Board requested, received and considered all information it deemed reasonably necessary to evaluate and to assess the terms of the New Advisory Agreement and the qualifications and ability of NBM to provide or, to the extent delegated to an affiliated sub-adviser, supervise the provision of all necessary services to the Master Fund and achieve a level of quality comparable to the quality of services now provided to the Master Fund by MLAI. The Board, which is comprised solely of the Independent Managers, reviewed various materials furnished to it by NBM, including information regarding Neuberger Berman, its personnel and affiliates (especially its affiliated sub-adviser, NBAA, as described in the New Sub-Advisory Agreement Proposal), its experience in providing investment advisory services to investment companies (including those registered under the 1940 Act), its operations, and its financial condition and resources. The Board also reviewed written evaluations from a third-party due diligence firm (the “Due Diligence Firm”) and MLAI representatives, including from the Funds’ chief compliance officer, of Neuberger Berman’s operational, legal and compliance capabilities, as well as other due diligence reports prepared by MLAI representatives initially for the review of MLAI’s senior management. The Board held two in-person meetings and one telephonic conference during which it discussed and considered the New Advisory Agreement Proposal and to retain NBM as the investment adviser of the Master Fund. In connection with these deliberations, the Independent Managers were advised by and received assistance from independent counsel. They also met in executive sessions with their independent counsel to review the New Advisory Agreement Proposal and to receive the advice of such counsel on various matters relating to the New Advisory Agreement Proposal.

At its meetings to consider this matter, the Board met with representatives of Neuberger Berman and discussed with them various matters relating to the operations of the Master Fund, Feeder Funds and NBM, including the plans of NBM relating to the management of the Funds’ investment program and its intentions regarding the allocation of appropriate financial, operational and personnel resources to assure the quality of services provided to the Funds. In particular, the Board discussed NBM’s intention to engage NBAA as sub-adviser to provide the advisory services to the Master Fund, subject to NBM’s supervision. The representatives of Neuberger Berman provided information to the Independent Managers regarding, and reviewed the experience and qualifications of, Neuberger Berman’s key personnel who would be responsible for providing investment, accounting and compliance related services to the Funds and involved in the Funds’ day-to-day operations, and those individuals made presentations to the Board indicating, among other items, that NBM does not contemplate material changes to the Funds’ investment program. Representatives of Neuberger Berman responded to questions of the Independent Managers regarding these matters and the plans of Neuberger Berman relating to the staffing and the resources that would be available to support the various functions required in connection with the Master Fund’s operations (including investment selection, portfolio construction, operational due diligence, financial accounting and reporting, and regulatory and tax compliance).

The Board also met with representatives of the Due Diligence Firm and MLAI who had conducted due diligence reviews of the operations of NBM and reviewed with such representatives their observations and findings regarding the experience, operations, systems,

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compliance infrastructure and staffing of Neuberger Berman and the qualifications of NBM to serve as investment adviser and NBAA to serve as sub-adviser of the Master Fund. The Due Diligence Firm and MLAI representatives responded to questions of the Independent Managers with respect to these matters. The Board also understood that both MLAI and the Due Diligence Firm were completing further business, legal and compliance due diligence on Neuberger Berman, to be presented to the Board at a later date, and the Board advised Neuberger Berman and MLAI, and each agreed, that Neuberger Berman would not assume its role replacing MLAI until such due diligence was completed and its results were satisfactory to the Board.

Based on its review, which included consideration of the written materials provided to the Board, consideration of various commitments and assurances provided by representatives of NBM and MLAI, and consideration of all other pertinent factors, including, but not limited to, those discussed in this Proxy Statement, the Board determined the New Advisory Agreement was in the best interests of each Fund and its Members and unanimously approved the New Advisory Agreement. In approving the New Advisory Agreement, the Board determined that NBM through its affiliate, NBAA, can be expected to provide all necessary investment advisory services to the Master Fund and to provide services of appropriate quality and also determined that the New Advisory Agreement, together with the New Sub-Advisory Agreement, will enable the Master Fund to continue to receive investment advisory and related services at a cost that is reasonable and appropriate. No single factor was considered in isolation in making this determination, nor was any single factor considered to be determinative to the Board’s decision to approve the New Advisory Agreement.

In considering the New Advisory Agreement, the Board evaluated the nature, extent and expected quality of operations and services to be provided by Neuberger Berman to the Master Fund. The Board determined, in this regard, that NBM, through NBAA, and its personnel had significant experience in serving as the investment adviser of investment companies that pursue investment programs similar to that of the Master Fund. After consideration of relevant information, and based on the commitments and assurances that have been provided by NBM and MLAI, the Board concluded that it was satisfied with the nature, expected quality and extent of services to be provided by NBM.

The Board also considered the terms of the New Advisory Agreement and noted that the Current Advisory Agreement and the New Advisory Agreement are the same in all material respects and that there will be no change in the fees payable by the Master Fund for investment advisory services. In this regard, the Board compared the advisory fee payable by the Master Fund and overall expense level of the Master Fund to those of similar funds, including other registered and unregistered investment companies advised by NBM and its affiliates (“NBM Funds”). The Board also considered other compensation and fees to be received by Neuberger Berman, including the fees payable by the Feeder Funds under the New Management Agreements. The Board noted that there will be no change in the management fee payable by each Feeder Fund. Based on this review, the Board determined that the anticipated fees and expense ratio of the Master Fund supported their approval of the New Advisory Agreement.

The Board reviewed and discussed the investment performance of NBM Funds that have investment programs similar to that of the Master Fund, and determined that the historical performance of these funds supported its approval of the New Advisory Agreement. Because

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Neuberger Berman had not commenced services under the New Advisory Agreement, the Board was unable to consider historical information about the profitability of the Funds to Neuberger Berman. However, the Board noted that such profitability information would be provided and reviewed in connection with future proposed continuances of the New Advisory Agreement and that the aggregate fee rate remained unchanged. Similarly, the Board recognized its responsibility to consider the possibility of future economies of scale, which principally are predicated on the extent to which the Master Fund’s assets increase after the transition to Neuberger Berman is completed. The potential benefits to Neuberger Berman of its relationship with the Master Fund, including fees payable under the New Management Agreements as described above, were also considered. The Board also considered information relating to the financial condition and financial resources of Neuberger Berman and determined it relevant that, Neuberger Berman can be expected to have the financial resources necessary to support and assure the quality of services provided to the Master Fund. The Board also considered that certain of MLAI’s senior investment personnel currently engaged in the operations and management of the Funds are expected to accept employment with Neuberger Berman upon the consummation of the Transaction and will continue to perform certain portfolio management services for the Funds.

Based on its consideration of and determinations with respect to the foregoing information and factors, the Board unanimously determined to approve the New Advisory Agreement and determined to recommend that it be approved by Members.

Required Vote.

Approval of the New Advisory Agreement by Members of the Master Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, which, for this purpose, means the affirmative vote of: (1) holders of 67% or more of outstanding Units in the Master Fund present (in person or represented by proxy) at the Meeting, if the holders of more than 50% of outstanding Units are present or represented by proxy at the Meeting, or (2) holders of more than 50% of outstanding Units of the Master Fund, whichever is less. In connection with the vote of Members of the Master Fund on the New Advisory Agreement, each Feeder Fund (and the Offshore Fund) will vote its Units in the Master Fund proportionately for and against approval in accordance with the votes of its Members at the Meeting for and against the proposal to approve the New Advisory Agreement. Thus, if Members of the Feeder Funds representing 50% or more of the aggregate outstanding Units of the Feeder Funds vote to approve the New Advisory Agreement (or if Members of the Feeder Funds representing 67% or more of the aggregate outstanding Units of the Feeder Funds vote to approve the New Advisory Agreement and Members holding more than 50% of the outstanding Units of the Feeder Funds are represented at the Meeting), the New Advisory Agreement will be approved by Members of the Master Fund. In the event that Members of the Master Fund do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Master Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Funds.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT.

II.	Proposal 2: Approval of a New Sub-Advisory Agreement

As noted above, at a meeting of the Board held on June 15, 2015, the Board, including all of the Board’s Independent Managers, approved the New Advisory Agreement between the Master Fund and NBM and the New Sub-Advisory Agreement between NBM and NBAA, pursuant to which NBAA would serve as the Master Fund’s investment sub-adviser. In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Board noted that there will be no change in the investment advisory fee payable by the Master Fund, nor any expected increase in the expenses of the Funds as a result of the New Advisory Agreement or the New Sub-Advisory Agreement. The terms of the New Advisory Agreement, including the fees payable by the Master Fund under the New Advisory Agreement, are substantively identical to those of the Current Advisory Agreement, with no additional fees borne by the Funds under the New Sub-Advisory Agreement, and, for this reason, the implementation of the New Sub-Advisory Agreement between NBM and NBAA would not increase the overall advisory fees paid by the Funds. A copy of the New Sub-Advisory Agreement is contained in Exhibit 3 to this Proxy Statement.

The New Sub-Advisory Agreement was considered by the Board at a meeting held on June 15, 2015. At the meeting, the Board reviewed information relating to Neuberger Berman, including NBAA, including materials relating to Neuberger Berman’s business, personnel and financial resources, and met with and asked questions of senior personnel of Neuberger Berman, including NBAA. The Board also reviewed the terms of the New Sub-Advisory Agreement.

The Board is currently comprised solely of persons who are not “interested persons,” as defined by the 1940 Act, of the Funds or MLAI, and in connection with its deliberations regarding matters relating to the New Sub-Advisory Agreement and the Transaction, the Independent Managers were represented and assisted by independent legal counsel.

After careful consideration of various matters, and evaluation of all factors deemed relevant, which are described below under “Board Consideration of New Sub-Advisory Agreement,” the New Sub-Advisory Agreement was unanimously approved by the Board at an in-person meeting held on June 15, 2015. If approved by Members, the New Sub-Advisory Agreement will become effective upon consummation of the Transaction, which is expected to occur on August 14, 2015 or as soon as practicable thereafter. Approval of the New Sub-Advisory Agreement is contingent upon Member approval of the New Advisory Agreement.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser, including as a sub-adviser, of a registered investment company, such as the Master Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Therefore, the approval of the New Sub-Advisory Agreement by Members of the Master Fund is required. Pursuant to the requirements of agreements between the Feeder Funds and the Master Fund (and, in the case of TE Fund,

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between the Master Fund and the Offshore Fund, through which the TE Fund indirectly invests in the Master Fund), each Feeder Fund (and the Offshore Fund) will vote its interest in the Master Fund proportionately for and against approval of the New Sub-Advisory Agreement in accordance with the votes cast by Members of the Feeder Funds for and against the proposal to approve the New Sub-Advisory Agreement.4 If Members do not approve the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Master Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Funds.

If the New Advisory Agreement and the New Sub-Advisory Agreement are approved by Members, the New Sub-Advisory Agreement will become effective and will have an initial term expiring two years from the date of its execution. The New Advisory Agreement may continue in effect from year to year after its initial term, provided that each such continuance is approved by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Master Fund; and that, in either event, such continuance also is approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.

NB Alternatives Advisers LLC.

NBAA is an indirect, wholly-owned subsidiary of NBG, and manages the private equity activities of Neuberger Berman. NBG’s voting equity is owned by NBSH. NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.5 NBAA (through a predecessor in interest) managed its first private equity fund portfolio beginning in 1987, and currently manages over $25 billion of investor commitments across primary funds, co-investments, secondary investments and direct strategies. NBAA’s Private Investment Portfolios group, with over $13 billion of assets, is responsible for the implementation of NBAA’s strategic partnerships and commingled funds composed of primaries, secondaries and co-investments. NBAA maintains active relationships with over 200 private equity firms. Over the last five years, NBAA has committed on average approximately $1 billion of capital to private equity funds and direct investments annually. Its global-, over 70 person-investment team is experienced across private equity classes such as primary and secondary fund investing, co-investing in equity and debt securities of private companies, and directly sourcing and executing private equity and private debt investments.

The offices of NBAA and NBG are located at 605 Third Avenue, 41st Floor, New York, NY 10158.

The following chart sets forth the name, address and principal occupation of the senior professionals of NBAA:

4 The TE Fund holds all of the voting shares of the Offshore Fund. In accordance with the master/feeder agreement between the Offshore Fund and the TE Fund, the Offshore Fund will vote its interest in the Master Fund for and against approval of the New Advisory Agreement in the same proportion as the vote of Members of the TE Fund.

5 Employee ownership includes employees, recently retired employees and their permitted transferees.

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Name*	Principal Occupation
Anthony Tutrone	Managing Director and Global Head of Neuberger Berman Alternatives
Peter Von Lehe	Managing Director
Christian Neira	Managing Director and General Counsel of Neuberger Berman Alternatives
Yonah Feder	Senior Vice President and Chief Compliance Officer

*The address of each individual listed is 605 Third Avenue, 41st Floor, New York, NY 10158.

Description of the New Sub-Advisory Agreement.

The Master Fund does not currently have a sub-adviser. The New Sub-Advisory Agreement provides for NBAA to serve as the sub-adviser of the Master Fund. The terms of the New Sub-Advisory Agreement are described generally below.

Sub-Advisory Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Board and NBM, NBAA will be responsible for providing a continuous investment program for the Master Fund and for determining the composition of the assets of the Master Fund, including the determination of the purchase, retention or sale of the securities or instruments, cash and other investments contained in the Fund’s portfolio. The New Sub-Advisory Agreement also provides that NBAA will conduct investment research and a continuous program of evaluation, investment, sales and reinvestment of the Master Fund’s assets. NBAA will also work with and assist NBM with any administrative functions that NBM is required to perform under the New Advisory Agreement and the New Management Agreements.

Sub-Advisory Fee. The New Sub-Advisory Agreement provides that NBM will pay to NBAA a sub-advisory fee in an amount to be determined from time to time by NBM and NBAA but in no event in excess of the amount that NBM actually received for providing services to the Master Fund pursuant to the New Advisory Agreement. The New Sub-Advisory Agreement provides that NBM will initially pay to NBAA in respect to the Master Fund, on a monthly basis, a sub-advisory fee equal to 90% of the Advisory Fee received by NBM from the Master Fund per annum under the New Advisory Agreement.

Liability and Indemnification. The New Sub-Advisory Agreement provides that NBAA will use its best efforts in the supervision and management of the investment activities of the Master Fund and in providing services under the New Sub-Advisory Agreement, but in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the New Sub-Advisory Agreement, NBAA, its directors, officers or employees and its affiliates, successors or other legal representatives (“NBAA Affiliates”), will not be liable to the Master Fund for any error of judgment, for any mistake of law, for any act or omission by NBAA or any NBAA Affiliate or for any loss suffered by the Master Fund. The Master Fund will not be deemed to have waived any rights it may have against NBAA under federal or state securities laws. The Master Fund will indemnify NBAA and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the

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performance of non-performance of any indemnified person’s duties with respect to the Master Fund, except those resulting from the willful misconduct, bad faith or gross negligence of an indemnified person or the indemnified person’s reckless disregard of such duties, and in the case of criminal proceedings, unless such indemnified person had reasonable cause to believes its actions unlawful.

Effective Date and Term. The New Sub-Advisory Agreement provides for an initial term of two years from the date of its execution, and continues in effect from year to year thereafter; provided that such continuance is approved in the manner required by the 1940 Act.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the outstanding securities of the Master Fund or by NBM on not less than sixty days’ written notice to NBAA. NBAA has a similar right to terminate the New Sub-Advisory Agreement on not less than thirty nor more than sixty days’ written notice to NBM. In addition, the New Sub-Advisory Agreement provides for its automatic termination in the event of its assignment or upon the termination of the New Advisory Agreement.

Board Consideration of New Sub-Advisory Agreement.

Based on its consideration of and determinations with respect to the foregoing information and factors, including the approvals set forth above under the caption “Board Consideration of New Advisory Agreement,” the Board unanimously determined to approve the New Sub-Advisory Agreement and determined to recommend that it be approved by Members.

Required Vote.

Approval of the New Sub-Advisory Agreement by Members of the Master Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, which, for this purpose, means the affirmative vote of: (1) holders of 67% or more of outstanding Units present (in person or represented by proxy) at the Meeting, if the holders of more than 50% of outstanding Units of the Master Fund are present or represented by proxy at the Meeting, or (2) holders of more than 50% of outstanding Units of the Master Fund, whichever is less. In connection with the vote of Members of the Master Fund on the New Sub-Advisory Agreement, each Feeder Fund (and the Offshore Fund) will vote its Units in the Master Fund proportionately for and against approval in accordance with the votes of its Members at the Meeting for and against the proposal to approve the New Sub-Advisory Agreement. Thus, if Members of the Feeder Funds representing 50% or more of the aggregate outstanding Units of the Feeder Funds vote to approve the New Sub-Advisory Agreement (or if Members of the Feeder Funds representing 67% or more of the aggregate outstanding Units of the Feeder Funds vote to approve the New Sub-Advisory Agreement and Members holding more than 50% of the outstanding Units of the Feeder Funds are represented at the Meeting), the New Sub-Advisory Agreement will be approved by Members of the Master Fund. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Master Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Funds.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW SUB-ADVISORY AGREEMENT. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT IS CONTINGENT UPON MEMBER APPROVAL OF THE NEW ADVISORY AGREEMENT.

III.	Proposal 3: Election of Two Nominees to Serve as Managers of each Fund.

At the Meeting, Members will vote on a proposal to elect two persons nominated by the Board to serve as Managers of each Fund. The nominees are: Virginia G. Breen and Thomas F. McDevitt. Ms. Breen and Mr. McDevitt currently serve as members of the board of managers of another fund that is also advised by MLAI. If elected, Ms. Breen and Mr. McDevitt would be an Independent Manager of each Fund. The existing Managers, each of which has served as an Independent Manager of each Fund since its inception, are Alan Brott, Victor F. Imbimbo, Stephen V. Murphy and Thomas G. Yellin, and they will continue to serve as such irrespective of whether Ms. Breen and Mr. McDevitt are elected. Prior to July 1, 2015, John C. Hover II served as an additional Independent Manager of each Fund, and as of such date resigned as a Manager of each Fund.

The provisions of the 1940 Act require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members. In order for Ms. Breen and Mr. McDevitt to qualify as Managers toward this two-thirds majority, the Funds are seeking your vote.

The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the two nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is approved and elected, unless he is sooner removed, sooner resigns or sooner is incapacitated, as the case may be. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

Biographical Information.

Name, Address and Year of Birth	Position(s) Held with each Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Board Nominees
Virginia G. Breen c/o Excelsior	N/A	N/A	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/11); Partner, Blue Rock Capital (8/95 to 12/11). Also a	7

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Name, Address and Year of Birth	Position(s) Held with each Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*
Private Markets Fund III (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)			director of Modus Link Global Solutions, Inc. (4/01 to 12/13); a director of Jones Lang LaSalle Property Trust, Inc., and manager of A&Q Aggregated Alpha Strategies Fund LLC (formerly, O’Connor Fund of Funds: Aggregated Alpha Strategies LLC), A&Q Alternative Fixed-Income Strategies Fund LLC (formerly, O’Connor Fund of Funds: Alternative Fixed-Income Strategies LLC and O’Connor Fund of Funds: Long/Short Credit Strategies LLC), A&Q Equity Opportunity Fund LLC (formerly, O’Connor Fund of Funds: Equity Opportunity LLC), A&Q Event Fund LLC (formerly, O’Connor Fund of Funds: Event LLC), A&Q Long/Short Strategies Fund LLC (formerly, O’Connor Fund of Funds: Long/Short Equity Strategies LLC), A&Q Masters Fund (formerly, O’Connor Fund of Funds: Masters), A&Q Technology Fund LLC (formerly, O’Connor Fund of Funds: Technology LLC), A&Q Multi-Strategy Fund (formerly, O’Connor Fund of Funds: Multi-Strategy) and UST Global Private Markets Fund, LLC.

Thomas F. McDevitt c/o Excelsior Private Markets Fund III (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	N/A	N/A	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); also a director of Jones Lang LaSalle Property Trust, Inc. and serves as manager of UST Global Private Markets Fund, LLC.	7

Independent Managers
Alan Brott c/o Excelsior Private Markets Fund III (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	Manager	Term Indefinite; Length- since inception	Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, and Excelsior Private Markets Fund II (TE), LLC. He is also a director of Grosvenor Registered Multi-	8

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Name, Address and Year of Birth	Position(s) Held with each Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*
			Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, a director of Man FRM Alternative Multi-Strategy Fund LLC, and a director of Stone Harbor Investment Funds (5 funds), Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Victor F. Imbimbo, Jr. c/o Excelsior Private Markets Fund III (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager	Term Indefinite; Length- since inception	President and CEO of Caring Today, LLC, a leading information resource for the family caregivers market; Former Executive Vice President of TBWA/New York and Former President for North America with TBWA/WorldHealth, a division of Omnicon Group. Mr. Imbimbo serves as a manager of Excelsior Private Markets Fund II (Master), LLC and Excelsior Private Markets Fund III (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Man FRM Alternative Multi-Strategy Fund LLC.	8

Stephen V. Murphy c/o Excelsior Private Markets Fund III (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager (Chair)	Term Indefinite; Length- since inception	President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, a director of Man FRM Alternative Multi-Strategy Fund LLC, and a director of The First of Long Island Corporation, The First National Bank of Long Island and former director of Bowne & Co., Inc. (1/06 to 11/10).	8

Thomas G. Yellin c/o Excelsior Private Markets Fund III (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	Manager	Term Indefinite; Length- since inception	President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, and Excelsior Private Markets Fund II (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC and a director of Man FRM Alternative Multi-Strategy Fund LLC.	7

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Name, Address and Year of Birth	Position(s) Held with each Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Executive Officers Who Are Not Managers

James D. Bowden Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since inception	Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Executive Vice President, Bank of America Capital Advisors LLC (1998 to 12/13).	N/A

Steven L. Suss Merrill Lynch Alternative Investments LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since inception	Managing Director, Bank of America (7/07 to present); Manager and Vice President, Merrill Lynch Alternative Investments LLC (05/12 to present); Senior Vice President Bank of America Capital Advisors LLC (7/07 to 12/13); Director, Chief Financial Officer and Treasurer (10/07 to 03/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.	N/A

Mathew J. Ahern Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since inception	Senior Vice President and Director, Bank of America; Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Senior Vice President, Bank of America Capital Advisors LLC (12/02 to 12/13).	N/A

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Name, Address and Year of Birth	Position(s) Held with each Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*
Marina Belaya 758 State Route 15 South Lake Hopatcong, NJ 07849 (Born 1967)	Secretary	Term — Indefinite; Length — since inception	Assistant General Counsel, Bank of America (7/07 to present).	N/A

Brian Woldow Merrill Lynch Alternative Investments LLC 250 Vesey Street, 11th Floor New York, NY 10080 (Born 1976)	Chief Compliance Officer	Term — Indefinite; Length — since July 2014	Managing Director (2/14 to Present) and Director (7/11 to 1/14) and GWIM Compliance Executive, Bank of America; Assistant General Counsel, Bank of America (11/05 to 7/11); Associate, O’Melveny & Myers, LLP (3/04 to 11/05); Attorney, NASD, Inc. (n/k/a FINRA) (10/01 to 3/04).	N/A

*	Information in this table is provided as of June 30, 2015, on which date the “Fund Complex” consisted of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, and Excelsior Private Markets Fund III (TE), LLC. In connection with the election of the Board Nominees as Managers of the Fund, it is expected that Mr. Brott will become a manager of Excelsior Venture Partners III, LLC and Messrs. Brott, Imbimbo, Murphy and Yellin will become managers of UST Global Private Markets Fund, LLC, such that, following the Meeting, each of the Managers and Board Nominees will serve as a Manager of each of the funds in the Fund Complex, except that Messrs. Brott, Imbimbo and Murphy will serve as the managers of Excelsior Venture Partners III, LLC.

**	All officers of each Fund are employees and/or officers of MLAI. Officers of each Fund are elected by the Managers and hold office until their death, resignation or removal.

The Role of the Board

The Board oversees the management and operations of the Funds. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the investment adviser, have responsibility for the day-to-day management and operation of the Funds. For example, the investment adviser has responsibility with respect to the investment of the Master Fund’s assets in accordance with the Master Fund’s investment policies and restrictions and provides the Funds with certain management, administrative and other services. The Board does not have responsibility for the day-to-day management of the Funds, and its oversight role does not make the Board a guarantor of the Funds’ investments or activities.

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The Board has appointed various individuals of the investment adviser as officers of the Funds with responsibility to monitor and report to the Board on the Funds’ operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the investment adviser regarding the Funds’ operations. For example, the Chief Financial Officer of the Funds provides reports as to financial reporting matters and the Funds’ portfolio manager periodically reports as to the Funds’ investment activities and performance. Some of these reports are provided as part of scheduled Board meetings, which are typically held quarterly in person, and involve the Board’s review of recent Fund operations. From time to time one or more members of the Board may also interact informally with management between scheduled Board meetings to discuss various topics.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. All of the Funds’ Managers, including the Chairman of the Board, are Independent Managers, which are Managers that are not affiliated with the investment adviser and, if elected, each of the nominees would be an Independent Manager of the Funds.

The Independent Managers have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Funds. The Board has determined that its structure, in which all of the Managers, including the Chairman of the Board, are Independent Managers, is appropriate in view of the significant advisory and management services that the investment adviser provides to the Funds and potential conflicts of interest that may arise from the Funds’ relationship with the investment adviser.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the investment adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee participates in the oversight of risk management in certain areas, including meeting with the Fund’s Chief Financial Officer and with the Funds’ independent registered public accounting firm to discuss, among other things, annual audits of the Funds’ financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

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Information about Each Nominee and Manager’s Qualifications, Experience, Attributes or Skills

The Board believes that each of the nominees and Managers has the qualifications, experience, attributes and skills (“Manager Attributes”) appropriate to his or her service as a Manager of the Funds in view of the Funds’ business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the nominees and Managers has served on boards for organizations other than the Funds and has significant board experience. In addition, in their service to the Funds and other registered investment companies in the Fund Complex, they have gained substantial insight as to the operation of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Managers. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular nominee and Manager and certain of his or her Manager Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Manager Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Nominees

Virginia G. Breen has substantial private equity experience as well as substantial board experience, including board experience with alternative investment funds.

Thomas F. McDevitt has substantial real estate and mortgage investment experience, including his experience with commercial mortgage backed securitizations, commercial mortgage syndications and investment banking. His also has experience as a director of a publicly traded real estate investment trust.

Managers

Alan Brott has substantial knowledge and experience in financial accounting, as well as significant board experience, including board experience with other registered investment companies.

Victor F. Imbimbo, Jr. has substantial senior executive experience with a number of entities, as well as significant board experience, including board experience with a public company and with other registered investment companies.

Stephen V. Murphy has substantial investment banking and corporate finance experience, as well as significant board experience, including board experience with a public company and with other registered investment companies.

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Thomas G. Yellin has substantial senior executive experience, as well as significant board experience, including board experience with other registered investment companies.

Board Meetings and Committees.

Audit Committee. Currently, the members of the Audit Committee are: Messrs. Brott, Imbimbo, Murphy and Yellin. Prior to July 1, 2015, Mr. Hover also served as a member of the Audit Committee. Mr. Brott serves as the chair of the Audit Committee, and Mr. Brott and Mr. Murphy are each “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Ms. Breen and Mr. McDevitt will serve as additional members of the Audit Committee if they are elected.

The Audit Committee is comprised solely of Independent Managers. Though Units of the Funds are not listed on a national securities exchange or on any inter-dealer quotation system, each member of the Audit Committee and each Board Nominee satisfies the current independence standards promulgated by the Securities and Exchange Commission and as defined in Section 303A of the listing standards of the New York Stock Exchange.

The Board has adopted a written charter for the Audit Committee. The Funds do not provide the Audit Committee charter on a website, but a copy of the Funds’ Audit Committee charter is attached to this Proxy Statement as Exhibit 4.

The function of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Audit Committee on September 25, 2013, is to (a) assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assist the Board in its oversight of the quality and objectivity of each Fund’s financial statements and the independent audit thereof; and (c) select, oversee and set the compensation of each Fund’s independent registered public accounting firm and to act as liaison between the independent registered public accounting firm and the full Board.

During the most recent fiscal year of each Fund, which ended on March 31, 2015, the Board held four regular meetings and one special meeting and the Audit Committee of the Board held four meetings. Each Manager attended at least 75% of the total number of meetings of the Board and the Audit Committee of the Board held during the fiscal year. The Board strongly encourages, but does not require, each member of the Board to attend each meeting of the Funds’ Members. No annual meeting of Members was held in 2014.

Nominating Committee. The Board has also formed a Nominating Committee. The Nominating Committee currently consists of Messrs. Brott, Imbimbo, Murphy and Yellin. Prior to July 1, 2015, Mr. Hover also served as a member of the Nominating Committee. Ms. Breen and Mr. McDevitt will serve as additional members of the Nominating Committee if they are elected.

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The Board has adopted a written charter for the Nominating Committee. The Funds do not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this Proxy Statement as Exhibit 5. The duties and functions of the Nominating Committee include selecting and nominating persons for election or appointment by the Board. The Board believes that a Manager’s qualifications, experience, attributes and skills involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions. In evaluating potential Manager nominees (including any nominees recommended by Fund investors as provided below), and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee will consider, among other factors it may deem relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Manager of the Fund;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Managers on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Manager of the Fund;
•	for nomination of a current Manager, whether or not the Manager has demonstrated a commitment to discharging the oversight responsibilities of a Manager; and
•	a demonstrated record of professional accomplishment.

When evaluating candidates for a position on the Board, the Committee will consider the potential impact of the candidate, along with his/her particular experiences, on the Board as a whole. The diversity of a candidate’s background, experiences or individual qualities and attributes, when considered in comparison to those of other members of the Board, may or may not impact the Committee’s view as to the candidate.

          The Nominating Committee does not have a policy with regard to the consideration of any Manager candidates recommended by Members, as the Funds do not hold annual meetings to elect Managers. However, the Nominating Committee may

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consider nominees recommended by Members. Members who wish to recommend a nominee should send such recommendations to the Secretary of the Funds that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Managers. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected.

Report of the Audit Committee of the Fund.

In discharging its duties, during the fiscal year ended March 31, 2015, the Audit Committee has met with and held discussions with MLAI and with the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). PwC has represented that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). PwC provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of PwC their firm’s independence with respect to each Fund.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and PwC’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and internal controls or that the audit of each Fund’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States.

Based on the Audit Committee’s review and discussions of the audited financial statements of each Fund for the fiscal year ended March 31, 2015 with Fund management and PwC, the Audit Committee approved the inclusion of the audited financial statements of each Fund for the fiscal year ended March 31, 2015 in such Fund’s Annual Report.

AUDIT COMMITTEE OF THE FUNDS.

Alan Brott, Chairman

Victor F. Imbimbo

John C. Hover II

Stephen V. Murphy

Thomas G. Yellin

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Compensation of Managers.

The following table sets forth certain information regarding the compensation received by the Managers, all of whom are Independent Managers, for the fiscal year ended March 31, 2015 from each Fund and from the Fund Complex. No compensation is paid by the Funds to Managers who are “interested persons,” as defined by the 1940 Act, of the Funds.

Name of Person, Position	Aggregate Compensation from the Master Fund*	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Managers**

Alan Brott, Manager	$40,000	$0	$0	$120,000 (7)

Victor F. Imbimbo, Jr., Manager	$40,000	$0	$0	$142,500 (8)

Stephen V. Murphy, Chairman	$40,000	$0	$0	$144,000 (8)

Thomas G. Yellin, Manager	$40,000	$0	$0	$120,000 (7)

Virginia G. Breen, Board Nominee	N/A	$0	$0	$19,000 (1)

Thomas F. McDevitt, Board Nominee	N/A	$0	$0	$16,000 (1)

* No compensation is paid directly by either Feeder Fund to the Managers. However, as Members of the Master Fund, each Feeder Fund bears a pro rata share of the Master Fund’s expenses, which include the fees paid by the Master Fund to the Independent Managers.

** The total compensation paid to such persons by the Funds and Fund Complex for the fiscal year ended March 31, 2015. The parenthetical number represents the number of investment companies (including the Funds) from which such person receives compensation. As of March 31, 2015, the “Fund Complex” consisted of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI),

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LLC, Excelsior Private Markets Fund III (TE), LLC and Man FRM Alternative Multi-Strategy Fund LLC (formerly Excelsior Multi-Strategy Hedge Fund of Funds LLC). As of April 1, 2015, Man FRM Alternative Multi-Strategy Fund LLC is advised by FRM Investment Management (USA) LLC and is no longer part of the Fund Complex.

Currently, the Independent Managers are each paid by the Master Fund an annual retainer of $40,000, which amount is expensed and allocated pro rata to the TI Fund and TE Fund. The Independent Managers are also reimbursed for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Funds.

Manager and Nominee Equity Ownership.

The following table sets forth, as of March 31, 2015, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of each Fund and of all registered investment companies overseen by the nominee, if elected, within the same family of investment companies as the Fund.

Name of Manager or Nominee	Dollar Range of Equity Securities of the TI Fund(1)	Dollar Range of Equity Securities of the TE Fund(1)	Dollar Range of Equity Securities of the Master Fund(1)	Aggregate Dollar Range of Equity Securities of All Funds Overseen or To Be Overseen by Nominee in Family of Investment Companies(1)(2)
Virginia G. Breen	None	None	None	$50,001 – $100,000
Alan Brott	None	None	None	None
Victor F. Imbimbo, Jr.	None	None	None	$1 – $10,000
Thomas F. McDevitt	None	None	None	None
Stephen V. Murphy	None	None	None	over $100,000
Thomas G. Yellin	None	None	None	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

Information in this table is provided as of March 31, 2015, on which date the “Family of Investment Companies” consisted of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and Man FRM Alternative Multi-Strategy Fund LLC (formerly Excelsior Multi-Strategy Hedge Fund of Funds, LLC). As of April 1, 2015, Man FRM Alternative Multi-Strategy Fund LLC is advised by FRM Investment Management (USA) LLC and is no longer part of the Family of Investment Companies.

Compensation of Executive Officers.

None of the officers receive direct compensation from the Funds. The compensation of the officers is paid by the Investment Adviser.

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Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of a Fund, the investment adviser and officers of the Funds (“Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of such Fund’s securities. The Funds believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2015 has complied with applicable filing requirements.

Independent Registered Public Accounting Firm.

The engagement of PwC as the independent registered public accounting firm (“Independent Auditors”) of each Fund for the fiscal year ending March 31, 2016 was approved by the Audit Committee of the Funds, and the selection of PwC as Independent Auditors was unanimously approved by the Board, including the separate vote of all of the Independent Managers at meetings of the Audit Committee and the Board held on June 25, 2015. PwC, with offices at 125 High Street, Boston, MA 02110, has served in such capacity since each Fund’s inception.

During the fiscal years ended March 31, 2014 and 2015 and through the date hereof, there were no disagreements between a Fund and PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

Since each Fund complies with the provisions of Rule 32a-4 under the 1940 Act, each Fund is not required to submit the selection of its independent registered public accounting firm to Members for ratification.

Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, the aggregate fees billed by PwC for professional services rendered for the annual audit of each Fund’s financial statements were:

	Fiscal year ended March 31, 2014	Fiscal Year ended March 31, 2015
TI Fund	$[______]	$[______]
TE Fund	$[______]	$[______]
Master Fund	$[______]	$[______]
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Audit-Related Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, there were no fees billed by PwC for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements.

During its regularly-scheduled periodic meetings, the Audit Committee of the Funds pre-approve all audit, audit-related, tax and other services to be provided by the Independent Auditors to each Fund. The Audit Committee has delegated pre-approval authority to its chairman for any subsequent new engagements that arise between regularly scheduled meeting dates, provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.

Tax Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, the aggregate fees billed by PwC for tax return preparation and other tax-related services with respect to each Fund were:

	Fiscal year ended March 31, 2014	Fiscal Year ended March 31, 2015
TI Fund	$[______]	$[______]
TE Fund	$[______]	$[______]
Master Fund	$[______]	$[______]

All Other Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, there were no fees billed by PwC for services provided to each Fund other than those described above.

Aggregate Non-Audit Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, the non-audit fees billed by PwC for services rendered to each Fund were:

	Fiscal year ended March 31, 2014	Fiscal Year ended March 31, 2015
TI Fund	$[______]	$[______]
TE Fund	$[______]	$[______]
Master Fund	$[______]	$[______]

Required Vote.

Election of the nominees requires the affirmative vote of a plurality of the Units voting at the meeting. Approval of the Board Nominee Proposal is not contingent upon the approval of the New Advisory Agreement Proposal or the New Sub-Advisory Agreement Proposal. Accordingly, if the Board Nominee Proposal is approved, nominees that are elected as Managers of each Fund will become Managers notwithstanding the outcome of

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the voting on the New Advisory Agreement Proposal or the New Sub-Advisory Agreement Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE “FOR” THE ELECTION OF EACH NOMINEE TO THE FUND’S BOARD OF MANAGERS.

IV.	Voting Information.

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast FOR the approval of the New Advisory Agreement, FOR the approval of the New Sub-Advisory Agreement and FOR the election of each of the two nominees proposed by the Board to serve as Managers of each Fund. Your vote will be cast in the discretion of the proxy holders on any other matters that may properly come before the Meeting, including, but not limited to, proposing and/or voting on any adjournment or postponement of the Meeting.

Revocation of Proxies and Abstentions

A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting a written notice of revocation; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by touch-tone telephone.

If a proxy (i) is properly executed and returned marked with an abstention or (ii) represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”), the Units represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal or the Board Nominee Proposal. Abstentions will have the same effect as a vote “Against” the New Advisory Agreement Proposal and the New Sub-Advisory Agreement Proposal and will have no effect on the outcome of voting on the Board Nominee Proposal.

Quorum Requirements

A quorum of Members of a Fund is necessary to properly convene the Meeting with respect to such Fund. For each of the Funds, the presence in person or by proxy of Members owning more than 50% of the Units outstanding of such Fund as of the Record Date constitutes a quorum.

Adjournments

If a quorum for any Fund is not present at the Meeting or if a quorum is present but sufficient votes to approve the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal and/or the Board Nominee Proposal are not received, the persons named as proxies may propose one or more

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adjournments of the Meeting to permit further solicitation of proxies. For each Fund, the Meeting may be adjourned by an officer of the Fund or the Managers. At any adjourned Meeting at which a quorum is present, the Funds may transact any business that might have been transacted at the original Meeting without additional notice.

V.	Other Matters and Additional Information.

Investment Adviser and Administrator

MLAI is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MLAI is an indirect wholly-owned subsidiary of Bank of America Corporation, a financial holding company, which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255. MLAI currently serves as the manager or investment adviser of registered and unregistered investment companies and private investment companies. The offices of MLAI are located at Merrill Lynch Alternative Investments LLC, 250 Vesey Street, New York, NY 10080, and its telephone number is (866) 637-2587.

UMB Fund Services, Inc. (the “Administrator”) provides accounting and certain administrative and investor services to the Funds. The offices of the Administrator are located at 2225 Washington Blvd, Suite 300, Ogden, UT 84401.

  Other Business at the Meeting

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

Future Member Proposals

Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in a Fund’s proxy statement for a meeting of Members certain proposals for action that they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting of Members are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Funds do not hold regular meetings of Members, no anticipated date for the next meeting of Members can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Funds’ Secretary.

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Secretary of the Funds at the principal office of the Funds. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

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Appraisal Rights

Members do not have any appraisal rights in connection with the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal or the Board Nominee Proposal.

Results of Voting

Members will be informed of the results of voting at the Meeting in each Fund’s Semi-Annual Report to Members for the semi-annual period ending September 30, 2015, which will be sent to Members on or before November 27, 2015.

Contacting the Funds

Members may contact the Funds by calling (866) 637-2587.

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MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Managers
/s/ Marina Belaya
Name:	Marina Belaya
Title:	Secretary
Dated:	July [__], 2015

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